Exhibit 10.1 Performance RSU No. {N0407995 } 23348678v.1 DLH HOLDINGS CORP. PERFORMANCE-BASED RESTRICTED STOCK UNIT AWARD AGREEMENT This Performance-Based Restricted Stock Unit Award Agreement (the “Agreement”), dated as of the Grant Date specified in the table below, is between DLH Holdings Corp. (the “Company”) and the grantee named in the table below (the “Grantee”). The Grantee has been granted an award of Performance- Based Restricted Stock Units (the “Performance RSUs” or the “Performance Award”) pursuant to the DLH Holdings Corp. 2016 Omnibus Equity Incentive Plan, as amended from time to time (the “Plan”), representing the right to receive on the settlement date (described below) shares of common stock of DLH Holdings Corp., par value $0.001 per share, subject to the terms and conditions of this Agreement. The Performance Award and this Agreement shall in all respects be subject to the terms and conditions of the Plan, the provisions of which are incorporated herein by reference. Grantee: Grant Date: Total Target Number of Performance RSUs: ________ Performance RSUs, subject to adjustment as provided in this Agreement. Performance Period: October 1, 2022 through September 30, 2025 Performance Goals: i. Revenue Growth Target: As provided in Section 3(c) ii. Stock Price Target: As provided in Section 3(c) 1. DEFINITIONS. The following definitions apply under this Agreement: (a) “Cause” shall have the meaning ascribed to such term as set forth in Grantee’s written Compensation Agreement (as defined below); provided, however, that if such term is not defined in such Compensation Agreement, then the term “Cause” shall have the meaning ascribed to such term as is set forth in the Plan. (b) “Change in Control” shall have the meaning ascribed to such term as set forth in a Compensation Agreement between the Company and Grantee; provided, however, that if such term is not defined in such Compensation Agreement, then the term “Change in Control” shall have the meaning ascribed to such term in the Plan. (c) “Compensation Agreement” shall mean a written employment agreement, severance agreement, offer letter or similar compensatory agreement between the Grantee and the Company. (d) “Fiscal Year” means the fiscal year of the Company, which is currently October 1 through September 30. (e) “Good Reason” shall have the meaning ascribed to such term as set forth in Grantee’s written Compensation Agreement; provided, however, that if such term is not defined in such Compensation Agreement, then the term “Good Reason” shall have the meaning ascribed to such term as is set forth in Section 5(e) of this Agreement. Notwithstanding the foregoing, however, to the extent that Grantee’s Compensation Agreement includes a definition of “Good Reason” that permits the Grantee to

- 2 - 23348678v.1 terminate his or her employment in connection with a Change in Control, the Grantee hereby agrees that such definition is modified to provide that Grantee can only exercise such right if, without Grantee’s consent, either (i) the Grantee ceases to be an “executive officer” (as such term is defined by the Securities Exchange Act of 1934, as amended); or (ii) the failure by any successor to the Company to expressly assume all obligations of the Company under such Compensation Agreement. (f) “Involuntary Termination Without Cause” means a Termination of Service due to the termination of Grantee’s employment by the Company without Cause. (g) “Performance Period” shall have the meaning ascribed to such term as set forth in Section 3(b) of this Agreement. (h) “Performance Goals” shall mean the Revenue Growth Target and Stock Price Target as detailed in Section 3(c) of this Agreement. (i) “Service Requirement” means that the Grantee must have been in the continuous employment of the Company (or a subsidiary or Affiliate of the Company) from the Grant Date through the end of the Performance Period without incurring a Termination of Service. (j) “Termination of Service” means a Termination of Service, as defined in the Plan, of the Grantee from the Company (or a subsidiary or Affiliate of the Company). Any capitalized term used herein that is not expressly defined in this Agreement shall have the meaning that such term has under the Plan unless otherwise provided herein. 2. INTERPRETATION AND APPLICABILITY OF PERFORMANCE AWARD. This Agreement sets forth the terms and conditions of your Performance Award under the Plan, as determined by the Committee. Additional terms and conditions of this Agreement are contained in the Plan, which is hereby incorporated into and made a part of this Agreement. All questions of interpretation concerning this Agreement and the Plan shall be determined by the Management Resources and Compensation Committee of the Board of Directors of the Company (the “Committee”) or the Board of Directors of the Company (the “Board”). In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise. 3. PERFORMANCE AWARD. (a) Grant of Performance RSUs. Subject to the terms of this Agreement and the Plan, the Company hereby grants to the Grantee, an award of Performance RSUs, subject to the Performance Goals and other terms and conditions set forth in this Agreement. The Performance RSUs represent the right to receive the number of shares of Common Stock of the Company (the “Shares”) as determined in accordance with the terms and conditions of this Agreement. The actual number of Shares that the Grantee will receive under this Agreement, if any, will be based on the Company’s achievement of the Performance Goals during the Performance Period, subject to forfeiture and the other terms and conditions of this Agreement and the Plan. Subject to the terms and conditions of this Performance Award, the Grantee may be entitled to a payment in Shares based on the “Total Target Number of Shares” set forth above, with each Performance RSU representing one Share (the “Target Award”). The actual number of Shares that the Grantee may

- 3 - 23348678v.1 receive, if any, will be determined by the Committee in accordance with Section 3 and Section 4 hereof, and may be greater than, equal to, or less than the Target Award, based on the Company’s performance during the Performance Period. Notwithstanding the foregoing and any other provision of this Performance Award, however, in no event shall the total number of Shares issued to the Grantee hereunder exceed the individual award limitation set forth in the Plan. Except as provided below, the Grantee shall not have any rights to any Shares pursuant to this Performance Award until the Committee has determined that the Performance Goals have been achieved and Grantee has fulfilled the Service Requirement. (b) Performance Period. Provided that one or more of the Performance Goals specified herein are achieved during the three-year performance period commencing October 1, 2022 and ending September 30, 2025 (the “Performance Period”), the Performance Award shall vest, in part or in full, following the conclusion of the Performance Period, upon the determination of the Committee. (c) Performance Goals. The Performance Award shall initially be 100% unvested and subject to forfeiture. Subject to Section 5 of this Agreement, the Performance Award shall vest, only upon and to the extent of, the satisfaction of the Performance Goals as of the end of the Performance Period and the fulfillment of the Grantee’s Service Requirement. The determination of whether one or more Performance Goals have been satisfied, and whether the Grantee is entitled to receive Shares hereunder, will be made by the Committee as soon as practicable following the conclusion of the Performance Period. Of the Target Award, the relative weighting of each of the Performance Goals is as follows: (1) fifty percent (50%) of the Target Award is subject to vesting based on the achievement of the revenue growth target as of the end of the Performance Period, as set forth below (the “Revenue Growth Target”) and (2) fifty percent (50%) of the Target Award is subject to vesting based on the achievement of the stock price growth target as of the end of the Performance Period, as set forth below (the “Stock Price Target”). The actual amount of this Performance Award that may vest shall range from 0% to 125% of the Target Award, based on actual performance during the Performance Period. The Performance Goals are as set forth below: Revenue Growth Performance Goal1: The Revenue Growth Target for the Performance Period will be achieved at the target level if the revenue recognized by the Company for the Performance Period represents growth at a level of 30% above the revenue recognized by the Company for the 2022 Fiscal Year of $395,173,000. Stock Price Performance Goal2: The Stock Price Target for the Performance Period will be achieved at the target level if the average closing price per share of Common 1 Revenue Growth means the increase in total revenue recognized by the Company (audited) for the three fiscal year Performance Period ending September 30, 2025, as compared with the audited revenues recognized by the Company for its 2022 fiscal year, (i) in accordance with GAAP and (ii) excluding the value of revenues generated from the Company’s consummation of acquisitions after the Grant Date and ending coterminous with the Performance Period, provided that such excluded revenues are valued as of the closing date of any acquisition. 2 The determination of the whether the Stock Price Goal is achieved shall be based on the following criteria. For the purpose of determining the closing price of the Company’s Common Stock, the closing price of a share of the Company’s Common Stock shall mean (A) if the Common Stock is traded on a national securities exchange, including on any tier of the Nasdaq Stock Market (“Nasdaq”), the per share closing price of the Common Stock shall be the reported closing price the on principal securities exchange on which such shares are listed on the date of determination (or if there is no closing price for such date of determination, then the last preceding business day on which there was a closing price); or (B) if the Common Stock is traded in the over-the-counter market but bid quotations are not published on Nasdaq, the per share closing price of the Common Stock shall be the closing bid price per share for the Common Stock as furnished by a broker-dealer which regularly furnishes price quotations for the Common Stock on the date of determination (or if there is no closing price for such date of determination, then the last preceding business day on which there was a closing price). All calculations of the Company’s common stock price shall include any

- 4 - 23348678v.1 Stock of the Company, measured over a thirty (30) trading-day period during the last twelve months of the Performance Period, is at least $33.21 per share. (d) Performance Matrix. The achievement level for each Performance Goal during the Performance Period will be determined according to the matrix set forth below. For example, (A) if all Performance Goals for the Performance Period are achieved at the “Target” level (as indicated in the table below), the Grantee would earn 100% of the potential Target Award and (B) the maximum amount that Grantee may earn for achieving a Performance Goal is as stated as the “Maximum” level in the table below. The baseline performance level is established at the “Threshold” level set forth below. Accordingly, the number of Shares that are eligible to vest in respect of the Revenue Growth Target and the Stock Price Target during the Performance Period shall be forfeited and no amounts will be earned if the performance achieved for the Revenue Growth Target or the Stock Price Target, as applicable, is below the “Threshold” level. If the Company achieves either or both of the Revenue Growth Target or the Stock Price Target in amounts between the levels listed in the table below (i.e. between “Threshold” and “Target” or between “Target” and “Maximum”), the percentage of the Revenue Growth Target or Stock Price Target, as applicable, that will become earned and vested will be interpolated on a straight-line basis between the closest two percentages in the table below. Performance Percentage Achievement of Performance Goal % of Target Number of Shares Eligible to be Earned Below Threshold <80% 0% Threshold 80% 80% Target 100% 100% Maximum 125% 125% 4. DETERMINATION AND PAYOUT OF PERFORMANCE AWARDS. (a) Certification. As soon as practicable following the end of the Performance Period, but in any event within two and one-half (2½) months following the end of the Performance Period, (a) the Committee will review and certify in writing (i) whether, and to what extent, the Performance Goals for the Performance Period have been achieved, and (ii) the total payout that the Grantee has earned and that is to be delivered by the Company to the Grantee; and (b) the Company shall cause to be issued and delivered to the Grantee the total number of Shares, if any, in the amount certified by the Committee, as earned by the Grantee pursuant to the terms and conditions of this Agreement. Such written certification of the Committee shall be final, conclusive and binding on the Grantee, and on all other persons, to the maximum extent permitted by law. (b) Vesting. All vested amounts shall be paid by the Company in whole Shares in accordance with the provisions of this Agreement. In addition to achievement of the Performance Goals, vesting of this Performance Award is subject to satisfaction of the Service Requirement, except as specified herein upon certain events resulting in termination of employment of the Grantee prior to the end of the Performance Period. Except as specified herein, continued employment will not entitle the Grantee to any proportionate vesting or avoid or mitigate a termination of rights or benefits in connection with the end of the Performance Period to the extent the related performance condition(s) are not satisfied. adjustments as may be necessary to give effect to any stock splits, reverse stock splits, stock dividends, recapitalizations and other similar transactions as specified in the Plan that occur after the Grant Date.

- 5 - 23348678v.1 (c) Calculation and Payment. Individual payouts will be calculated and paid to each Grantee who remains employed with the Company as of the end of the Performance Period (subject to Section 5 below) as soon as practicable following the Committee’s certification of performance for the Performance Period and in accordance with the following provisions: (i) At the conclusion of the Performance Period, the Company’s performance against the Performance Goals will be measured pursuant to the terms of Sections 3(c) and 3(d). (ii) The total number of Shares which may be issued to the Grantee for the Performance Period, if any, will be determined for each Performance Goal in accordance with Section 3 and Section 4 of this Agreement by (A) multiplying (w) the total Target Number of Shares by (x) the respective weight assigned to such Performance Goal and then (B) for each Performance Goal, multiplying (y) the product resulting from the foregoing calculation by (z) the applicable Percentage of the Target Number of Shares eligible to be earned for such Performance Goal (as determined in accordance with Section 3(d)). The product resulting from the calculation for each Performance Goal will then be summed to determine the total number of Shares, if any, to be issued to the Grantee. (d) Issuance of Shares. Delivery of vested Shares (if any) is anticipated to be made within 2½ months after the end of the Performance Period. The date of any transfer of Shares hereunder shall be the settlement date for purposes of this Agreement. No Shares will be delivered pursuant to this Performance Award unless and until all legal requirements applicable to the issuance or transfer of such Shares have been complied with to the satisfaction of the Company. Shares issued in settlement of the Performance RSUs shall be made, in the sole discretion of the Committee (or its designees), either through the issuance to the Grantee (or to the executors or administrators of Grantee’s estate in the event of the Grantee’s death) of a stock certificate or evidence such Shares have been registered in book entry form in the name of the Grantee with the Company’s stock transfer agent. The Shares issued upon the settlement of the Performance RSUs shall not be subject to any restriction on transfer other than any such restriction as may be required pursuant to this Agreement, the Company’s insider trading policies, any federal, state or foreign law, or any contractual obligation to which the Grantee is subject (such as a “lock-up” or “market stand-off” agreement). The Company shall not be required to issue fractional Shares upon the settlement of the Performance RSUs and the Committee shall, in its discretion, determine an equivalent benefit for any fractional shares that might be created upon settlement. 5. TREATMENT FOLLOWING TERMINATION OF SERVICE. (a) Continuous Employment Requirement; Forfeiture. Except as provided in Sections 5(b) through 5(d), or otherwise determined by the Committee, in order to become vested in (i.e., have the right to receive payment of) Performance Awards under the terms of this Agreement, the Grantee must have been in the continuous employment of the Company (or a subsidiary or Affiliate of the Company) from the Grant Date through the close of business on the last day of the Performance Period (or such earlier date on which the Performance Awards become vested under Sections 5(b) through 5(d)). The Grantee shall not be deemed to be employed by the Company (or a subsidiary or Affiliate of the Company) if the Grantee’s employment has been terminated, even if the Grantee is receiving severance in the form of salary continuation through the regular payroll system. If the Grantee’s employment with the Company (or a subsidiary or Affiliate of the Company) is terminated prior to the end of the Performance Period for any reason other than as specified in either Sections 5(b) through 5(d) of this Agreement, the Grantee shall forfeit any Performance Awards granted under this Agreement. (b) Disability or Death. Notwithstanding any contrary provision in any Compensation Agreement between the Company and Grantee, in the event that the Grantee’s employment with the Company is terminated due the Grantee’s death or Disability (as defined in the Grantee’s Compensation

- 6 - 23348678v.1 Agreement, or if not defined therein, then in the Plan), the Grantee (or its estate) shall vest in a portion of the Performance Award based on a fraction, the numerator of which is the number of days during the Performance Period during which the Grantee was employed by the Company (or a subsidiary or Affiliate of the Company) and the denominator of which is the total number of days of the Performance Period. In the event of Grantee’s death, the Performance Award shall immediately vest as of the date of death to the extent of the proration formula and be payable to the Grantee’s estate at the Target Award level as promptly as practicable. In the event of Grantee’s Disability, the prorated amount of the Performance Award will vest at the Target Award level and payment therefor shall be made to the Grantee (or its legal representative) in accordance with the terms of this Agreement following the end of the Performance Period. (c) Involuntary Termination Without Cause or for Good Reason. Except in connection with a Change in Control, if the Grantee’s employment terminates at least six months after the Grant Date due to (A) an Involuntary Termination without Cause or (B) termination for Good Reason, a prorated portion of any unearned Performance RSUs shall become earned and vested in accordance with this Section. Any such vested Performance RSUs shall not be paid until the determination date as provided for in Section 4. Such prorated vesting shall be determined as follows: the total target number of Performance RSUs granted (based on the Target Award level) shall be multiplied by a fraction, the numerator of which is the number of days from the first day of the Performance Period through the date of Involuntary Termination without Cause or termination for Good Reason, and the denominator or which is the total number of days in the Performance Period. Any such vesting under this Section shall be subject to the following additional requirements: (x) the Grantee must execute, deliver and not revoke, no later than sixty (60) days following the termination of employment, a general release of claims if requested by, and in a form satisfactory to, the Company, and (y) the Grantee complies with the requirements of any restrictive covenants contained in its Compensation Agreement. The payment of the amounts which are earned or vest in accordance with this provision shall be made when payment would otherwise have been made following the end of the Performance Period. This Section shall supersede any conflicting provisions that may be set forth in Grantee’s Compensation Agreement. (d) Change in Control. Notwithstanding anything in this Agreement to the contrary, if (A) a Change in Control occurs after the first anniversary date of the Grant Date and (B) the Grantee has a Change in Control Termination, then any unearned Performance RSUs shall become immediately earned and vested as of the date of such Change in Control Termination at the greater of (y) Target Award level or (z) the actual level of performance (determined in accordance with Section 3(d) of this Agreement) determined as if the Performance Period had ended as of the Company’s fiscal quarter end preceding the date of the consummation of the Change in Control. Any such vesting under this Section shall be subject to the following additional requirements: (x) the Grantee must execute, deliver and not revoke, no later than sixty (60) days following the termination of employment, a general release of claims if requested by, and in a form satisfactory to, the Company, and (y) the Grantee complies with the requirements of any restrictive covenants contained in its Compensation Agreement. As used herein, a “Change in Control Termination” means that the termination of the Grantee’s employment on or within a period of one hundred and eighty (180) days of a Change in Control if such termination is either (i) an Involuntarily Termination Without Cause or (ii) the Grantee terminates its employment relationship with the Company (or a subsidiary or Affiliate of the Company) for Good Reason. (e) Good Reason. Subject to Section 1(e) of this Agreement, the term “Good Reason” shall mean without the written consent of the Grantee: (a) a material breach of any provision of the Grantee’s Compensation Agreement by the Company; (b) failure by the Company to pay when due a material portion of compensation to the Grantee; (c) a material reduction in the Grantee’s base salary, as determined in its Compensation Agreement; (d) failure by the Company to maintain the Grantee in the positions referred to its Compensation Agreement; (e) assignment to the Grantee of any duties materially and adversely inconsistent with its positions, authority, duties, responsibilities, powers, functions, reporting relationship

- 7 - 23348678v.1 or any other action by the Company that results in a material diminution of such positions, authority, duties, responsibilities, powers, functions, or reporting relationship; or (f) within 180 days of the date on which a Change of Control event is legally consummated, either of the following events occurs without the written consent of the Employee: (A) the Grantee ceases to serve as an “executive officer” of the Company (as such term is defined by the Securities Exchange Act of 1934) or (B) any successor to the Company does not expressly assume all obligations of the Company under this Agreement. Notwithstanding the foregoing, however, before the Grantee may resign for Good Reason, the Grantee must either (A) comply with any notice and cure procedures specified in its Compensation Agreement or (B) if such Compensation Agreement does not provide for any notice and cure procedures relating to a termination for Good Reason, then Grantee must provide written notice to the Company identifying the applicable event or condition within 120 days of the occurrence of the event or the initial existence of the condition, (ii) the Company fails to remedy the event or condition within a period of 30 days following such notice, and (iii) the Grantee’s termination for Good Reason occurs within 90 days after the date the Company fails to remedy the event or condition. (f) Beneficiary. The Grantee may, from time to time, designate a beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Agreement is to be paid in case of the Grantee’s death before the Grantee has received all benefits to which the Grantee would have been entitled under this Agreement. Each beneficiary designation shall revoke all prior designations by the Grantee, shall be in a form prescribed by the Committee, and will be effective only when received in writing by the Committee. The last valid beneficiary designation received shall be controlling; provided, however, that no beneficiary designation, or change or revocation thereof, shall be effective unless received prior to the Grantee’s death. If no valid and effective beneficiary designation exists at the time of the Grantee’s death, or if no designated beneficiary survives the Grantee, or if the Grantee’s beneficiary designation is invalid under law, any benefit payable hereunder shall be made to the Grantee’s surviving spouse, if any, or if there is no such surviving spouse, to the executor or administrator of the Grantee’s estate. If the Committee is in doubt as to the right of any person to receive payment of any benefit hereunder, the Committee may direct that the amount of such benefit be paid into a court of competent jurisdiction in an interpleader action, and such payment into court shall fully and completely discharge any liability or obligation of the Company, the Committee, or the Board under this Agreement. 6. RESTRICTIONS AND ACKNOWLEDGMENTS. (a) Restrictions on Grant and Issuance of Shares. The grant of the Performance Award and issuance of Shares upon settlement of the Performance RSUs shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. If the issuance of Shares upon settlement of the Performance RSUs would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Shares may then be listed, then no such Shares may be issued unless and until all such laws, regulations and stock exchange requirements have been satisfied. As a condition to the settlement of the Performance Award, the Company may require the Grantee to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company. To the extent applicable, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 under the U. S. Securities and Exchange Act of 1934. Any ambiguities or inconsistencies in the construction of this Agreement or the Plan shall be interpreted to give effect to such intention. However, to the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee in its discretion. Transfer of Shares shall be subject to the Company’s trading policies and any applicable securities laws or regulations governing transferability of shares of the Company. Notwithstanding any other provision of this Agreement, the Grantee may not sell the Shares acquired upon settlement of the RSUs unless such shares

- 8 - 23348678v.1 are registered under the Securities Act of 1933, as amended (the “Securities Act”), or, if such shares are not then so registered, such sale would be exempt from the registration requirements of the Securities Act. The sale of such Shares must also comply with other applicable laws and regulations governing the Shares and Grantee may not sell the shares of Company Common Stock if the Company determines that such sale would not be in material compliance with such laws and regulations. (b) Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company and the requirements of Section 409A of the Code to the extent applicable, in the event of any change in the Shares effected by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of Shares, exchange of Shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Shares (excepting normal cash dividends) that has a material effect on the fair market value of Shares, appropriate and proportionate adjustments shall be made in the number of Performance RSUs subject to the Performance Award and/or the number and kind of shares to be issued in settlement of the Performance RSUs, in order to prevent dilution or enlargement of the Grantee’s rights under the Performance Award. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number. Such adjustments shall be determined by the Committee as contemplated by the Plan, and its determination shall be final, binding and conclusive. (c) Rights as a Stockholder. The Grantee shall have no rights as a stockholder with respect to any Shares which may be issued in settlement of the Performance RSUs until the date of the issuance of such Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). Performance RSUs constitute an unfunded and unsecured right to require the Company to deliver to the Grantee the number of Shares, as provided in, and subject to the terms and conditions of, the Plan and this Agreement. Upon issuance of Shares in connection with the settlement of vested Performance RSUs, the Grantee shall be the record owner of such Shares unless and until such Shares are sold or otherwise disposed of. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 6(b) of this Agreement and you shall receive no benefit with respect to any cash dividend, stock dividend or other distribution that does not result from an adjustment as provided in Section 6(b). (d) Legends. The Company may at any time determine to issue certificates representing the Shares issued pursuant to this Agreement rather than issue uncertificated Shares and the Company may at any time place legends referencing any applicable restrictions under federal, state or foreign securities law or required under any contractual obligations (as contemplated above) on all certificates representing Shares issued pursuant to this Agreement. The Grantee shall, at the request of the Company, promptly present to the Company any and all certificates representing Shares acquired pursuant to settlement of the Performance RSUs in the possession of the Grantee in order to carry out the provisions of this section. 7. FORFEITURE OF AWARD AND RIGHT TO PAYMENTS. (a) Forfeiture of Award and Right to Payments. Payments under this Agreement are subject to recovery by the Company to the extent required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and the Sarbanes-Oxley Act of 2002, and any regulations promulgated thereunder, including, without limitation, in the following circumstances: (i) Forfeiture for Financial Reporting Misconduct. If the Company is required to prepare an accounting restatement due to material noncompliance by the Company with any financial reporting requirement under the securities laws, (x) with respect to any Grantee who either knowingly or grossly negligently engaged in the misconduct or knowingly or grossly negligently failed to prevent the

- 9 - 23348678v.1 misconduct as determined by the Committee or is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, such Grantee shall forfeit and disgorge to the Company any award amounts (A) received during the twelve (12)-month period following the filing of the financial document embodying such financial reporting requirement or (B) earned based on the materially non-complying financial reporting, and (y) with respect to any Grantee who is a current or former executive officer of the Company (as defined under the Securities Exchange Act of 1934) who received incentive compensation under the Plan during the three-year period preceding the date on which the Company is required to prepare such accounting restatement, based on erroneous data, in excess of what would have been awarded or paid to such Grantee under such accounting restatement, such Grantee shall forfeit and disgorge to the Company such excess incentive compensation. (ii) Forfeiture for Other Misconduct. In addition, in the event that the employment of the Grantee is terminated for Cause, including a breach by the Grantee of any of the restrictive covenants contained in such Grantee’s Compensation Agreement, then, in such event, the Grantee shall forfeit all rights to the Performance Award and shall repay to the Company all amounts received by the Grantee with respect to such Performance Awards granted or paid any time after the date of the act giving rise to the Grantee’s termination for Cause. In the event that, following the Grantee’s termination of employment the Company discovers that, during the course of his employment with the Company, the Grantee committed an act that would have given rise to a termination for Cause, then, in such event, the Grantee shall forfeit all remaining rights to the Performance Award. (iii) Other. Notwithstanding any other provisions in this Agreement to the contrary, the Grantee agrees and acknowledges that any amounts paid or payable to it pursuant to this Agreement which is subject to recoupment or clawback under any applicable law, government regulation, or stock exchange listing requirement, including without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and such regulations as may be promulgated thereunder by the Securities and Exchange Commission, shall be subject to such deductions and clawback (recovery) as may be required to be made pursuant to applicable law, government regulation, stock exchange listing requirement or any policy of the Company adopted pursuant to any such law, government regulation, or stock exchange listing requirement. 8. MISCELLANEOUS. (a) No Restriction on Company Authority. The grant of the Performance Award to the Grantee pursuant to this Agreement shall not affect in any way the right or power of the Company or its stockholders to make or authorize (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company, (iii) any issue of bonds, debentures, common stock, preferred stock or securities convertible into or exercisable for shares of the Company’s common stock or preferred stock, (iv) the dissolution or liquidation of the Company, (v) any sale or transfer of all or any part of its assets or business, or (vi) any other corporate act or proceeding, whether of a similar character or otherwise. (b) No Guaranty of Future Awards. By entering into this Agreement and accepting this Performance Award, the Grantee acknowledges that: (i) the Plan is discretionary in nature and may be suspended or terminated by the Company at any time, (ii) the Performance Award does not create any contractual or other right to receive future awards of any type under the Plan or otherwise; (iii) the Committee (or Board) retains the sole discretion as to whether to grant future awards under the Plan and with respect to any terms and conditions of awards which it may elect to grant; (iv) the Grantee’s participation in the Plan is voluntary; (v) grants of Performance Awards are not to be used for calculating any severance, resignation, end of service payments, bonuses, retirement benefits, compensation, earnings or for the purposes of any other benefit plan offered by the Company; and (vi) the future value of the underlying Shares is unknown and cannot be predicted with certainty.

- 10 - 23348678v.1 (c) Obligation Unfunded. The obligation of the Company with respect to the Performance Award granted hereunder shall be interpreted solely as an unfunded contractual obligation to make payments in the manner and under the conditions prescribed under this Agreement. Any assets set aside with respect to amounts payable under this Agreement shall be subject to the claims of the Company’s general creditors, and no person other than the Company shall, by virtue of the provisions of the Plan or this Agreement, have any interest in such assets. Neither the Grantee nor any other person shall have any interest in any particular assets of the Company by reason of the right to receive a benefit under this Agreement, and the Grantee or any such other person shall have only the rights of a general unsecured creditor of the Company with respect to any rights under the Plan or this Agreement. The Grantee acknowledges that neither the Plan nor any Performance Award thereunder is intended to be subject to the Employee Retirement Income and Security Act of 1974, as amended. (d) Committee Authority. The Committee or the Board reserves the right to terminate, amend, or modify the Plan in its sole discretion. This Agreement and the rights of the Grantee hereunder are subject to such rules and regulations as the Committee may adopt for administration of the Plan. It is expressly understood that the Committee (or the Board) is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan and this Agreement, all of which shall be binding upon the Grantee and all persons having an interest in the Performance Award. (e) Tax Consequences. Regardless of any action the Company takes with respect to any or all federal, state, or local income tax, social insurance, payroll tax, payment on account or other tax-related withholding regarding the Performance Award (“Tax-Related Items”), Grantee acknowledges and understands that it is responsible for its own tax liabilities that may arise as a result of the transactions contemplated by this Performance Award. Grantee hereby authorizes the Company to withhold all applicable Tax-Related Items legally payable by Grantee from its wages or other cash compensation paid to Grantee by the Company, or from payment otherwise owed to Grantee under this Performance Award. The Grantee may elect, subject to any procedural rules adopted by the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having an aggregate Fair Market Value on the date the tax is to be determined, equal to the minimum amount required by law to be withheld. Further, Grantee shall pay to the Company any amount of Tax-Related Items that the Company may be required to withhold as a result of Grantee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to deliver any Shares if Grantee fails to comply with its obligations in connection with the Tax-Related Items as described in this section. The Grantee acknowledges that the Company has not advised the Grantee regarding the Grantee’s income tax liability in connection with the grant or vesting of the Performance RSUs and the delivery of Shares in connection therewith. The Grantee has reviewed with the Grantee’s own tax advisors the federal, state, and local and tax consequences of the grant and vesting of the Performance RSUs and the delivery of Shares in connection therewith as contemplated by this Agreement. The Grantee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. (f) Compliance with Section 409A. To the extent applicable, it is intended that the Plan and the Agreement comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), if applicable, or an exception thereto, and any related regulations or other guidance promulgated with respect to such section by the U.S. Department of the Treasury or the Internal Revenue Service. Accordingly, to the maximum extent permitted, this Agreement shall be interpreted and administered to comply therewith. In no event shall the Grantee, directly or indirectly, designate the calendar year of distribution. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A, Grantee shall not be considered to have terminated employment with the Company for purposes of this Agreement until Grantee would be considered to have incurred a “separation from service” from the Company within the meaning of Section 409A. For purposes of this Agreement, each amount to be paid or benefit to be provided

- 11 - 23348678v.1 shall be construed as a separate identified payment for purposes of Section 409A. To the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to this Agreement during the six-month period immediately following Grantee’s separation from service shall instead be paid on the first business day after the date that is six months following Grantee’s separation from service (or death, if earlier). This Agreement may be amended without the consent of the Grantee in any respect deemed in good-faith by the Board or the Committee to be necessary in order to preserve compliance with Section 409A of the Code. (g) No Right to Continued Employment. Nothing in the Plan or this Agreement shall be construed as a contract of employment between the Company (or a subsidiary or Affiliate of the Company) and the Grantee, or as a contractual right of the Grantee to continue in the employ of the Company (or a subsidiary or Affiliate of the Company), or as a limitation of the right of the Company (or a subsidiary or Affiliate of the Company) to discharge the Grantee at any time. (h) Governing Law; Arbitration. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of New Jersey. Any dispute between the parties hereto arising under or relating to this Agreement shall be resolved in accordance with the procedures of the American Arbitration Association. Any resulting hearing shall be held in the Atlanta, Georgia metropolitan area. The resolution of any dispute achieved through such arbitration shall be binding and enforceable by a court of competent jurisdiction. (i) Restrictions on Transfer. Prior to the issuance of Shares on the applicable settlement date, neither this Agreement, the Performance Award, any Performance RSUs subject to the Performance Award, nor any Shares issuable upon settlement, shall be subject in any manner to alienation, sale, exchange, transfer, assignment, pledge, hypothecation, encumbrance, or levy or garnishment by creditors of the Grantee or the Grantee’s beneficiaries, except transfer by will or by the laws of descent and distribution. All rights with respect to the Award shall be exercisable during the Grantee’s lifetime only by the Grantee or the Grantee’s guardian or legal representative. (j) Binding Effect. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Grantee and the Grantee’s heirs, executors, administrators, successors and permitted assigns. This Plan shall be assignable by the Company to any corporation, partnership or other entity resulting from the reorganization, merger or consolidation of the Company with any other corporation, partnership or other entity, or any corporation, partnership, or other entity to or with which all or any portion of the Company’s business or assets may be sold, exchanged or transferred. (k) Headings. Headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this agreement. (l) Notices. All notices and other communications made or given pursuant to the Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by first class or certified mail, addressed to the Grantee at the address contained in the records of the Company, or addressed to the Committee, care of the Company for the attention of its Secretary at its principal office or, transmitted and received via facsimile or such other electronic transmission mechanism as may be available to the parties. The Grantee agrees that the Plan documents and this Agreement may be delivered to it electronically, including by means of a link to a Company intranet or the Internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company. The Grantee acknowledges that the Grantee has read this section and consents to the electronic delivery of the Plan documents and this Agreement. The Grantee acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no

- 12 - 23348678v.1 cost to the Grantee by contacting the Company in writing. The Grantee further acknowledges that the Grantee will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. The Grantee may revoke his or her consent to the electronic delivery of documents or may change the electronic mail address to which such documents are to be delivered (if Grantee has provided an electronic mail address) at any time by notifying the Company in writing of such revoked consent or revised e-mail address. Finally, the Grantee understands that he or she is not required to consent to electronic delivery of documents. (m) Entire Agreement; Modification and Waiver. This Agreement, together with its exhibits and the Plan, embodies the complete agreement and understanding between the parties with respect to the subject matter hereof and supersedes and preempts any prior written or oral understandings, agreements or representations by or among any of the parties that may relate to the subject matter hereof. This Agreement may be amended at any time by the Committee, provided that no amendment may, without the consent of the Grantee, materially impair the Grantee’s rights with respect to the Performance Award. The failure of the Company to enforce at any time any provision of this Agreement will in no way be construed to be a waiver of such provision or of any other provision hereof. (n) Conformity with Plan. This Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan, which is incorporated herein by reference. Acceptance of this Agreement constitutes your consent to any action taken under the Plan consistent with its terms with respect to this Performance Award and your agreement to be bound by the restrictions contained herein and the terms and conditions of the Plan. Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in the Agreement or any matters as to which the Agreement is silent, the Plan shall govern including, without limitation, the provisions thereof pursuant to which the Committee has the power, among others, to (i) interpret the Plan and agreements related thereto, (ii) prescribe, amend and rescind rules and regulations relating to the Plan, and (iii) make all other determinations deemed necessary or advisable for the administration of the Plan. The Grantee acknowledges by signing this Agreement that such Grantee has reviewed a copy of the Plan, any prospectus for the Plan, and this Award Agreement and that it accepts this Performance Award subject to all of its terms and conditions. (o) Conflict Between Agreements. In the event of any conflict or inconsistency between this Agreement and any terms or conditions set forth in any Compensation Agreement between the Grantee and the Company, the terms and conditions set forth in this Agreement shall prevail unless such Compensation Agreement expressly provides that the terms therein shall take precedence over any conflicting provisions in this Agreement. (p) Bankruptcy; Dissolution. Performance Awards granted under this Agreement shall be of no further force or effect and forfeited in the event that the Company is placed under the jurisdiction of a bankruptcy court, or is dissolved or liquidated. (q) Severability. Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms. (r) Execution; Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding

- 13 - 23348678v.1 obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof. [Remainder of page intentionally left blank.]

- 14 - 23348678v.1 IN WITNESS WHEREOF, the Company has caused this Performance Award Agreement to be executed by its duly authorized officer, and the Grantee has hereunto set his or her hand, on the date(s) written below. DLH HOLDINGS CORP. Name: Frances M. Murphy Title: Chair, Management Resources and Compensation Committee Date: January 27, 2023 GRANTEE Name: Date: Attachment: 2016 Omnibus Equity Incentive Plan, as amended.